Exhibit 32.2
Certification Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)
     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Chris D. North, Chief Financial Officer of Hydril Company, a Delaware corporation (the “Company”), hereby certify, to my knowledge, that:
(1) the Company’s Annual Report on Form 10-K for the year-ended December 31, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 27, 2007	/s/ Chris D. North
Chris D. North
Chief Financial Officer